Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of May 5, 2014, by and among ANTERO MIDSTREAM LLC, a Delaware limited liability company formerly known as Antero Resources Midstream Operating LLC (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of February 28, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Antero Resources Agent, the lenders party thereto, the Borrower and the Guarantors have agreed to amend the Antero Resources Credit Agreement pursuant to that certain Eleventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of the date hereof (the “Antero Resources Credit Agreement Eleventh Amendment”); and

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                         Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Cover Page.  The cover page to the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Annex A attached hereto.

1.2                               Preamble.  The preamble to the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

THIS CREDIT AGREEMENT dated as of February 28, 2014, among ANTERO MIDSTREAM LLC, a Delaware limited liability company, formerly known as Antero Resources Midstream Operating LLC (the “Borrower), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, WELLS FARGO BANK, N.A., as Syndication Agent, and UNION BANK, N.A., and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Co-Documentation Agents.

1.3                               Amended Definition.  The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the First Amendment Effective Date, the Aggregate Commitment is $400,000,000.

“Qualified IPO” means an underwritten public offering pursuant to a registration statement under the Securities Act that results in aggregate gross cash proceeds to Antero Midstream of at least $400 million (before underwriting discounts and commissions and offering expenses).

1.4                               Additional Definition.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“First Amendment Effective Date” means May 5, 2014.

1.5                               Repayment of Loans. Section 2.09 of the Credit Agreement shall be and it hereby is amended by including the following at the end of subsection (a):

Upon consummation of the Qualified IPO, the cash proceeds (after giving effect to underwriting discounts and the deduction of commissions and offering expenses) received from such Qualified IPO shall be used by the Borrower to repay the then outstanding Obligations (other than (i) obligations (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of the Midstream Operating Credit Agreement, and (ii) to the extent not paid on the date the Qualified IPO is consummated, fees and expenses of counsel to the Administrative Agent), and to the extent such cash proceeds are insufficient to pay such Obligations in full, the unpaid amount of such Obligations shall be deemed to have been repaid pursuant to Section 2.03(b) of the Antero Resources Credit Agreement.

1.6                               Schedule.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                         New Lenders and Reallocation and Increase of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as an Arranger, in consultation with Borrower, to become a party to the

Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  Each of the Administrative Agent and Borrower hereby consents to (i) the reallocation of the Commitments and (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment.  Additionally, pursuant to Section 2.03 of the Credit Agreement, with the consent of the Administrative Agent, the Borrower may elect to increase the Aggregate Commitment under the Credit Agreement in a minimum amount of $50,000,000 and integral multiples of $10,000,000 in excess thereof by providing written notice of such increase to the Administrative Agent.  Subject to the conditions set forth in Section 2.03 of the Credit Agreement (other than the 15 day notice period required under Section 2.03 of the Credit Agreement which is hereby deemed waived), each Lender shall have the obligation to participate in each increase in the Aggregate Commitment under Section 2.03 in accordance with its Applicable Percentage.  The Borrower, the Administrative Agent and each Lender hereby agrees that on the First Amendment Effective Date, the Aggregate Commitment automatically and without further action by the Borrower, the Administrative Agent or any Lender shall be increased in accordance with Section 2.03 of the Credit Agreement by an amount equal to $100,000,000.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

SECTION 3.                         Waiver.  Under Section 4.1.3(d) of the Pledge Agreement the Borrower will not change its name unless it has given the Administrative Agent not less than 20 Business Days’ prior written notice thereof.  By letter dated March 28, 2014, the Borrower notified the Administrative Agent that it intended to change its name to Antero Midstream LLC (the “Name Change”).  The Borrower has notified the Administrative Agent that the Name Change became effective prior to the date that was 20 Business Days after March 28, 2014. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, the Lenders hereby consent to the Name Change and waive any violation of Section 4.1.3(d) of the Pledge Agreement that may have resulted from the Name Change.  By its signature below, the Borrower agrees that, except as expressly provided above, nothing herein shall be construed as a continuing waiver of any provision of the Credit Agreement or any other Loan Document.  Nothing contained herein shall obligate the Lenders to grant any additional waiver with respect to Section 4.1.3(d) of the Pledge Agreement or of any provision of the Credit Agreement or any other Loan Document.

SECTION 4.                         Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the increase and reallocation of the Commitments contained in Section 2 of this Amendment and the limited waiver provided in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4 (the date such conditions are satisfied, the “First Amendment Effective Date”).

4.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

4.2                               Antero Resources Credit Agreement Eleventh Amendment.  The Antero Resources Credit Agreement Eleventh Amendment shall have been fully executed and be in effect.

4.3                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.4                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.                         Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

5.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

5.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 6.                         Miscellaneous.

6.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  The Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO MIDSTREAM LLC (formerly known as Antero Resources Midstream Operating LLC)

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

GUARANTOR:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

SIGNATURE PAGE

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Sorokolit
	Name:	Lara Sorokolit
	Title:	Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert James
	Name:	Robert James
	Title:	Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Corporate Banking Officer

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Joseph A. Bliss
	Name:	Joseph A. Bliss
	Title:	Managing Director

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ Tyler Smith
	Name:	Tyler Smith
	Title:	Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Traci Bankston
	Name:	Traci Bankston
	Title:	Assistant Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Managing Director

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Executive Director

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jessica McGuire
	Name:	Jessica McGuire
	Title:	Officer

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Richard C. Butler
	Name:	Richard C. Butler
	Title:	Senior Vice President

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail V. Nofsinger
	Name:	Gail V. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

ANNEX A

CREDIT AGREEMENT

dated as of

February 28, 2014

among

ANTERO MIDSTREAM LLC,
as Borrower,

CERTAIN SUBSIDIARIES OF BORROWER,
as Guarantors,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

WELLS FARGO BANK, N.A.,
as Syndication Agent,

and

UNION BANK, N.A., AND

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Co-Documentation Agents

Senior Secured Credit Facility

J.P. MORGAN SECURITIES LLC and WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

ANNEX A

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	8.0000000%	$32,000,000
Wells Fargo Bank, N.A.	8.0000000%	$32,000,000
Credit Agricole Corporate and Investment Bank	6.7500000%	$27,000,000
Union Bank, N.A.	6.7500000%	$27,000,000
Citibank, N.A.	6.7500000%	$27,000,000
Barclays Bank PLC	6.7500000%	$27,000,000
Capital One, National Association	6.7500000%	$27,000,000
Toronto Dominion (New York) LLC	4.4250000%	$17,700,000
Comerica Bank	4.4250000%	$17,700,000
BMO Harris Bank N.A.	4.4250000%	$17,700,000
U.S. Bank National Association	4.4250000%	$17,700,000
Credit Suisse AG, Cayman Islands Branch	4.4250000%	$17,700,000
The Bank of Nova Scotia	4.4250000%	$17,700,000
Branch Banking and Trust Company	3.3000000%	$13,200,000
Canadian Imperial Bank of Commerce, New York Branch	3.3000000%	$13,200,000
KeyBank National Association	3.3000000%	$13,200,000
ABN AMRO Capital USA LLC	3.3000000%	$13,200,000
PNC Bank, National Association	3.3000000%	$13,200,000
Sumitomo Mitsui Banking Corporation	3.3000000%	$13,200,000
Fifth Third Bank	3.3000000%	$13,200,000
Guaranty Bank and Trust Company	0.6000000%	$2,400,000
TOTAL	100.000000000%	$400,000,000.00

SCHEDULE 1.01